UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): March 16, 2021

VAALCO Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32167	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9800 Richmond Avenue, Suite 700 Houston, Texas		77042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 623-0801

Not Applicable

(Former Name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10	EGY	New York Stock Exchange
Common Stock, par value $0.10	EGY	London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 16, 2021, Ms. Elizabeth D. Prochnow notified VAALCO Energy, Inc. (the “Company”) of her intent to retire from her position as Chief Financial Officer (principal financial officer), effective March 31, 2021. Ms. Prochnow’s decision to retire was not related to any issues regarding financial disclosures, accounting or legal matters. Following Ms. Prochnow’s retirement, Jason J. Doornik, the Company’s Chief Accounting Officer and Controller (principal accounting officer), will serve as the Company’s principal financial officer until a replacement Chief Financial Officer is appointed.

Mr. Doornik, 51, has served as the Company’s Chief Accounting Officer and Controller since June 2019. Mr. Doornik has over 20 years of diversified accounting and finance experience, balanced among large companies and emerging companies as well as public accounting and industry experience. Prior to joining the Company, Mr. Doornik served as a consultant with Sirius Solutions from 2018 to May 2019. From 2015 to 2018, Mr. Doornik served as the Chief Accounting Officer and Controller of Fairway Energy, a Houston based midstream company. Mr. Doornik received a Bachelor’s degree in Business Administration and a Master’s degree of Professional Accountancy from the University of Texas at Austin in August 1999.

There is no family relationship between Mr. Doornik and any director or executive officer of the Company. There are no transactions between Mr. Doornik and the Company that would be required to be reported under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, as amended.

On March 18, 2021, the Company issued a press release announcing the retirement of Ms. Prochnow. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press release, dated March 18, 2021, issued by VAALCO Energy, Inc.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO Energy, Inc.
(Registrant)

Date: March 19, 2021
	By:	/s/ Jason Doornik
	Name:	Jason Doornik
	Title:	Chief Accounting Officer and Controller